Rule 497(e)
                                                 File Nos. 33-69686 and 811-8064


                              The Montgomery Funds

                      Supplemented dated April 26, 1999 to
                        Prospectus dated January 31, 1999



For Shareholders in the Montgomery Global Long-Short Fund only:


The Montgomery Global Long-Short Fund will close to new shareholder accounts no later then June 30, 1999. Montgomery Asset Management, LLC, as the Manager of the Fund, may close the Fund anytime before June 30, 1999 without further notice at such time as the Manager believes further asset growth could impair its ability to manage the Fund effectively. Shareholders who own shares of the Fund when it closes may continue to purchase shares in their existing accounts after it closes. Employer-sponsored retirement plans and certain investment advisors, if they already are invested in the Fund on behalf of client, may be able to open additional accounts for plan participants or clients. The Manager of the Fund may reopen and close the Fund to certain types of new shareholders in the future.

If you do not own shares of the Global Long-Short Fund when it closes, you may not exchange shares from other Montgomery Funds for shares of the Fund.